UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 18, 2005

ALPHASMART, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50570	77-0298384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

973 University Avenue

Los Gatos, California 95032

(Address of principal executive offices, including zip code)

(408) 355-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

AlphaSmart, Inc. (“AlphaSmart”) has entered into a Lease Agreement with BR3 Partners for the lease of AlphaSmart’s corporate headquarters at 973 University Avenue in Los Gatos, California (the “Lease”). AlphaSmart signed the Lease on March 9, 2005 and delivered it to BR3 Partners. BR3 Partners signed the Lease on March 11, 2005 and delivered the executed Lease to AlphaSmart on March 18, 2005. The Lease will commence on August 14, 2005 and will provide for the continued use of AlphaSmart’s current headquarters and has a term of thirty-six months at an initial rent of $30,000 per month.

(1) SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHASMART, INC.

By:	/s/ Ketan Kothari
Ketan Kothari Chief Executive Officer

Date: March 23, 2005